UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): September 9, 2005


                             INTERLINE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)


                                  NEW JERSEY
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                 (State or other jurisdiction of incorporation)


             001-32378                                     22-2232386
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      (Commission File Number)                (IRS Employer Identification No.)



 801 W. BAY STREET, JACKSONVILLE, FLORIDA                   32204
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 (Address of principal executive offices)                 (Zip Code)


         Registrant's telephone number, including area code:  (904) 421-1400


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Interline Brands, Inc., a New Jersey corporation ("Interline Opco"), whose parent corporation is Interline Brands, Inc., a Delaware corporation ("Interline Brands") (NYSE:IBI).

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

AMENDMENT AND RESTATEMENT OF EMPLOYMENT AGREEMENT WITH WILLIAM R. PRAY

Interline Opco has entered into an amendment of the employment agreement with William R. Pray, its Senior Vice President and Chief Merchandising Officer, effective as of September 9, 2005, which amends Mr. Pray's current employment agreement to eliminate any guaranteed bonus and instead provide that Mr. Pray is eligible for a target bonus of 50% of his base salary, based upon and subject to the terms of any bonus program established by the board of directors or a committee thereof from time to time. The other terms of Mr. Pray's employment agreement remain unchanged.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits.

             Exhibit
             Number                             Description
             -------           --------------------------------------------
              99.1             Amendment, dated September 9, 2005, to
                               Employment Agreement with William R. Pray, dated December 15, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTERLINE BRANDS, INC.



                                      By: /s/ Laurence W. Howard, III
                                          --------------------------------------
                                          Name:  Laurence W. Howard, III
                                          Title: Vice President, General Counsel
                                                 and Secretary



Date:  September 12, 2005

                                  INDEX TO EXHIBITS


EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------

99.1 Amendment, dated September 9, 2005, to Employment Agreement with William R. Pray, dated December 15, 2004.